UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-02021

DWS Securities Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2013

ITEM 1.	REPORT TO STOCKHOLDERS

APRIL 30, 2013 Semiannual Report to Shareholders

DWS Technology Fund

Contents
4 Letter to Shareholders
5 Performance Summary
9 Portfolio Management Team
9 Portfolio Summary
11 Investment Portfolio
16 Statement of Assets and Liabilities
18 Statement of Operations
19 Statement of Changes in Net Assets
20 Financial Highlights
25 Notes to Financial Statements
36 Information About Your Fund's Expenses
38 Summary of Management Fee Evaluation by Independent Fee Consultant
42 Account Management Resources
44 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

As the U.S. and global economies regain their footing, economists are cautiously looking to a less erratic year for the financial markets in 2013. In the U.S. specifically, positive trends in areas such as housing starts and job creation suggest ongoing recovery, albeit at a relatively mild pace. Supporting this view, Larry Adam, Deutsche Asset & Wealth Management's Chief Investment Strategist for Wealth Management, cites the potential for increased bank lending, a rise in business spending, and improved consumer confidence as underlying forces that may act as catalysts for continued positive growth.

Still, critical issues are yet to be resolved. As Washington wrangles with debt concerns, spending, and monetary and fiscal policy, a fair amount of uncertainty lingers. Despite gains in the broad stock market, sluggish growth and historically low interest rates continue to pose a challenge to investors seeking a strategy for growth or retirement income.

Against this backdrop, what can you do? First, stay focused. Second-guessing investment decisions based on headlines, short-term market fluctuations or emotion is never a reliable strategy. Next, make a point of checking your asset allocation every year or so. Objectives may change over time, and periods of market volatility can shift a portfolio away from your established target allocation. Finally, remember that the investment professionals who manage your DWS fund bring a wealth of experience over a variety of market cycles, along with access to a broad network of research and analytical resources.

At Deutsche Asset & Wealth Management we embrace the concept of discipline and the value of maintaining a long-term view. We urge you to do the same.

Best regards,

Douglas Beck, CFA President, DWS Funds

Performance Summary April 30, 2013 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/13
Unadjusted for Sales Charge	1.57%	-4.17%	4.58%	6.17%
Adjusted for the Maximum Sales Charge (max 5.75% load)	-4.27%	-9.68%	3.35%	5.55%
S&P 500® Index†	14.42%	16.89%	5.21%	7.88%
S&P® North American Technology Sector Index††	12.62%	5.95%	7.17%	9.26%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
Unadjusted for Sales Charge		-4.42%	6.46%	7.38%
Adjusted for the Maximum Sales Charge (max 5.75% load)		-9.92%	5.21%	6.75%
S&P 500® Index†		13.96%	5.81%	8.53%
S&P® North American Technology Sector Index††		4.02%	8.57%	10.29%
Class B	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/13
Unadjusted for Sales Charge	0.95%	-5.29%	3.42%	4.99%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	-3.05%	-8.13%	3.24%	4.99%
S&P 500® Index†	14.42%	16.89%	5.21%	7.88%
S&P® North American Technology Sector Index††	12.62%	5.95%	7.17%	9.26%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
Unadjusted for Sales Charge		-5.52%	5.28%	6.20%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)		-8.35%	5.12%	6.20%
S&P 500® Index†		13.96%	5.81%	8.53%
S&P® North American Technology Sector Index††		4.02%	8.57%	10.29%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/13
Unadjusted for Sales Charge	1.08%	-5.08%	3.65%	5.20%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.08%	-5.08%	3.65%	5.20%
S&P 500® Index†	14.42%	16.89%	5.21%	7.88%
S&P® North American Technology Sector Index††	12.62%	5.95%	7.17%	9.26%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
Unadjusted for Sales Charge		-5.31%	5.52%	6.42%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		-5.31%	5.52%	6.42%
S&P 500® Index†		13.96%	5.81%	8.53%
S&P® North American Technology Sector Index††		4.02%	8.57%	10.29%
Class S	6-Month‡	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 4/30/13
No Sales Charges	1.56%	-4.16%	4.65%	3.66%
S&P 500® Index†	14.42%	16.89%	5.21%	5.55%
S&P® North American Technology Sector Index††	12.62%	5.95%	7.17%	6.41%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
No Sales Charges		-4.41%	6.52%	3.87%
S&P 500® Index†		13.96%	5.81%	5.37%
S&P® North American Technology Sector Index††		4.02%	8.57%	6.42%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/13
No Sales Charges	1.68%	-3.92%	4.99%	6.74%
S&P 500® Index†	14.42%	16.89%	5.21%	7.88%
S&P® North American Technology Sector Index††	12.62%	5.95%	7.17%	9.26%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
No Sales Charges		-4.10%	6.89%	7.97%
S&P 500® Index†		13.96%	5.81%	8.53%
S&P® North American Technology Sector Index††		4.02%	8.57%	10.29%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2013 are 1.01%, 2.11%, 1.90%, 0.92% and 0.67% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class S shares commenced operations on December 20, 2004. The performance shown for each index is for the time period of December 31, 2004 through April 30, 2013 (through March 31, 2013 for the most recent calendar quarter end returns), which is based on the performance period of the life of Class S.

† The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

†† The S&P North American Technology Sector Index is the technology subindex of the S&P North American Sector Indices. The S&P North American Technology Sector Index family is designed as equity benchmarks for U.S.-traded technology-related securities.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
4/30/13	$14.92	$11.64	$12.14	$14.97	$15.70
10/31/12	$14.69	$11.53	$12.01	$14.74	$15.44

Portfolio Management Team

Frederic L. Fayolle, CFA, Director

Lead Portfolio Manager of the fund. Joined the fund in 2009.

• Joined Deutsche Asset & Wealth Management and the Technology team in July 2000 after 10 years of experience with Philips Electronics in the USA with responsibility for Philips's CRT display industry research for North America.

• Senior fund manager covering technology and Internet stocks: Frankfurt.

• MS in Engineering from University of Michigan; MS in Engineering from Ecole Centrale Paris; MBA with finance concentration from University of Michigan Business School.

Clark Chang, Director

Portfolio Manager of the fund. Joined the fund in 2008.

• Joined Deutsche Asset & Wealth Management in 2007 after seven years of experience as senior analyst for technology sector for Firsthand Capital Management, Nollenberger Capital Partners and Fulcrum Global Partners.

• Global Equity analyst for Technology Fund: New York.

• BS in Computer Science from University of California, Los Angeles (UCLA); MBA with Finance concentration from Anderson School of Management, UCLA.

Walter Holick, Director

Portfolio Manager of the fund. Joined the fund in 2009.

• Joined Deutsche Asset & Wealth Management in 1990 as fund manager for global equities: technology, telecommunication services and media.

• Head of Technology Sector Team; senior fund manager: Frankfurt.

• Master of Social Science in Money, Banking and Finance, University of Birmingham, U.K.; Diplom-Kaufmann (German Master's degree in business and economics), J.W. Goethe-Universität, Frankfurt.

Portfolio Summary (Unaudited)

Ten Largest Equity Holdings at April 30, 2013 (47.7% of Net Assets)
1. Google, Inc. Provides a Web-based search engine for the Internet	11.4%
2. QUALCOMM, Inc. Developer and manufacturer of communication systems	7.5%
3. Microsoft Corp. Develops, manufactures, licenses, sells and supports software products	5.6%
4. Apple, Inc. Manufacturer of personal computers and communication solutions	5.5%
5. Oracle Corp. Supplier of software for enterprise information management	3.6%
6. EMC Corp. Provider of enterprise storage systems, software, networks and services	3.3%
7. Visa, Inc. Operates a retail electronic payments network and manages global financial services	3.2%
8. Cisco Systems, Inc. Developer of computer network products	2.9%
9. eBay, Inc. Provider of online auction services	2.5%
10. Priceline.com, Inc. Enables consumers to use the Internet to save money on a variety of products and services	2.2%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 11. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 42 for contact information.

Investment Portfolio as of April 30, 2013 (Unaudited)
	Shares	Value ($)

Common Stocks 91.1%
Consumer Discretionary 3.1%
Internet & Catalog Retail
Amazon.com, Inc.*	22,800	5,786,868
Priceline.com, Inc.* (a)	18,100	12,597,419
		18,384,287
Health Care 0.5%
Health Care Technology
HealthStream, Inc.* (a)	117,000	2,686,320
Industrials 0.6%
Professional Services
WageWorks, Inc.*	129,000	3,303,690
Information Technology 86.9%
Communications Equipment 11.9%
Ciena Corp.* (a)	166,000	2,483,360
Cisco Systems, Inc.	821,284	17,181,261
F5 Networks, Inc.*	78,400	5,992,112
QUALCOMM, Inc.	707,454	43,593,316
		69,250,049
Computers & Peripherals 10.2%
Apple, Inc.	72,500	32,099,375
EMC Corp.*	863,800	19,375,034
SanDisk Corp.*	150,300	7,881,732
		59,356,141
Electronic Equipment, Instruments & Components 0.6%
Neonode, Inc.* (a)	666,250	3,804,287
Internet Software & Services 20.8%
Cornerstone OnDemand, Inc.* (a)	103,000	3,736,840
eBay, Inc.*	277,810	14,554,466
Equinix, Inc.* (a)	23,700	5,074,170
Google, Inc. "A"*	80,761	66,593,098
IAC/InterActiveCorp.	251,500	11,838,105
LinkedIn Corp. "A"* (a)	27,000	5,186,430
Liquidity Services, Inc.* (a)	77,000	2,533,300
Open Text Corp.* (a)	31,300	2,046,707
Saba Software, Inc.*	113,000	1,028,300
Telecity Group PLC	412,416	5,918,358
Yahoo!, Inc.*	121,400	3,002,222
		121,511,996
IT Services 14.9%
Accenture PLC "A" (a)	85,200	6,938,688
Alliance Data Systems Corp.* (a)	22,500	3,864,825
Camelot Information Systems, Inc. (ADR)*	150,596	260,531
Cognizant Technology Solutions Corp. "A"*	157,000	10,173,600
EPAM Systems, Inc.*	210,500	4,525,750
Fiserv, Inc.* (a)	90,900	8,281,899
International Business Machines Corp.	50,700	10,268,778
InterXion Holding NV*	174,210	4,360,476
MasterCard, Inc. "A" (a)	12,700	7,022,211
ServiceSource International, Inc.* (a)	175,031	1,120,199
Teradata Corp.*	224,600	11,470,322
Visa, Inc. "A" (a)	112,100	18,884,366
		87,171,645
Semiconductors & Semiconductor Equipment 11.7%
Ambarella, Inc.*	242,000	3,315,400
Applied Materials, Inc.	340,700	4,943,557
Avago Technologies Ltd.	143,572	4,588,561
Broadcom Corp. "A"	226,500	8,154,000
Cavium, Inc.* (a)	124,500	3,915,525
Fairchild Semiconductor International, Inc.*	108,000	1,393,200
Integrated Device Technology, Inc.*	406,100	2,887,371
Intel Corp.	71,700	1,717,215
Intermolecular, Inc.* (a)	421,800	3,673,878
LSI Corp.*	558,000	3,649,320
MA-COM Technology Solutions Holdings, Inc.* (a)	243,510	3,416,445
Marvell Technology Group Ltd.	8	86
MaxLinear, Inc. "A"* (a)	434,700	2,708,181
Microchip Technology, Inc. (a)	94,800	3,452,616
Micron Technology, Inc.*	377,000	3,551,340
NXP Semiconductors NV*	233,550	6,434,303
Semtech Corp.*	123,000	3,944,610
Teradyne, Inc.* (a)	173,000	2,844,120
Texas Instruments, Inc. (a)	102,300	3,704,283
		68,294,011
Software 16.8%
Allot Communications Ltd.* (a)	208,000	2,354,560
ANSYS, Inc.*	42,300	3,420,378
Bottomline Technologies de, Inc.* (a)	100,000	2,620,000
Cadence Design Systems, Inc.* (a)	598,000	8,252,400
Check Point Software Technologies Ltd.* (a)	54,700	2,550,114
Citrix Systems, Inc.*	67,600	4,202,692
Imperva, Inc.* (a)	106,340	4,145,133
Longtop Financial Technologies Ltd. (ADR)* (a)	183,700	0
Microsoft Corp.	985,600	32,623,360
Oracle Corp.	642,500	21,061,150
PTC, Inc.*	177,000	4,249,770
QLIK Technologies, Inc.*	118,438	3,080,573
Red Hat, Inc.*	25,000	1,198,250
Salesforce.com, Inc.* (a)	53,600	2,203,496
ServiceNow, Inc.*	80,000	3,276,800
TIBCO Software, Inc.*	155,300	3,014,373
		98,253,049
Total Common Stocks (Cost $326,386,185)		532,015,475

Other Investments 0.6%
Adams Capital Management III LP (1.2% limited partnership interest)* (b)	—	1,540,120
Adams Capital Management LP (3.6% limited partnership interest)* (b)	—	133,120
Alloy Ventures 2000 LP (3.0% limited partnership interest)* (b)	—	1,033,575
Asset Management Association 1998 LP (3.5% limited partnership interest)* (b)	—	59,082
GeoCapital IV LP (2.9% limited partnership interest)* (b)	—	482,310
Med Venture Associates III LP (2.7% limited partnership interest)* (b)	—	125,616
Total Other Investments (Cost $15,753,474)		3,373,823

Securities Lending Collateral 16.6%
Daily Assets Fund Institutional, 0.13% (c) (d) (Cost $97,185,337)	97,185,337	97,185,337

Cash Equivalents 9.2%
Central Cash Management Fund, 0.10% (c) (Cost $53,521,297)	53,521,297	53,521,297

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $492,846,293)†	117.5	686,095,932
Other Assets and Liabilities, Net	(17.5)	(102,232,392)
Net Assets	100.0	583,863,540

* Non-income producing security

† The cost for federal income tax purposes was $492,001,395. At April 30, 2013, net unrealized appreciation for all securities based on tax cost was $194,094,537. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $224,432,469 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $30,337,932.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2013 amounted to $95,804,617, which is 16.4% of net assets.

(b) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Adams Capital Management III LP**	October 1997 to April 2008	4,116,717	1,540,120	0.27
Adams Capital Management LP**	August 2000 to November 2000	1,863,749	133,120	0.02
Alloy Ventures 2000 LP**	April 2000 to August 2007	4,373,336	1,033,575	0.18
Asset Management Association 1998 LP**	December 1998 to November 2001	2,556,140	59,082	0.01
GeoCapital IV LP**	April 1996 to March 2000	1,660,603	482,310	0.08
Med Venture Associates III LP**	September 1998 to May 2006	1,182,929	125,616	0.02
Total Restricted Securities		15,753,474	3,373,823	0.58

** These securities represent venture capital funds.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

At April 30, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
NASDAQ 100 E-Mini Index	USD	6/21/2013	745	42,912,000	1,282,507

Currency Abbreviations
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (e)
Consumer Discretionary	$18,384,287	$—	$—	$18,384,287
Health Care	2,686,320	—	—	2,686,320
Industrials	3,303,690	—	—	3,303,690
Information Technology	501,722,820	5,918,358	0	507,641,178
Other Investments	—	—	3,373,823	3,373,823
Short-Term Investments (e)	150,706,634	—	—	150,706,634
Derivatives (f)
Futures Contracts	1,282,507	—	—	1,282,507
Total	$678,086,258	$5,918,358	$3,373,823	$687,378,439

There have been no transfers between fair value measurement levels during the period ended April 30, 2013.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2013 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $342,139,659) — including $95,804,617 of securities loaned	$535,389,298
Investment in Daily Assets Fund Institutional (cost $97,185,337)*	97,185,337
Investment in Central Cash Management Fund (cost $53,521,297)	53,521,297
Total investments in securities, at value (cost $492,846,293)	686,095,932
Cash	66,877
Foreign currency, at value (cost $48,250)	48,456
Deposit with broker for futures contracts	1,490,251
Receivable for Fund shares sold	52,572
Dividends receivable	105,276
Interest receivable	20,679
Receivable for variation margin on futures contracts	517,168
Other assets	37,809
Total assets	688,435,020
Liabilities
Payable upon return of securities loaned	97,185,337
Payable for investments purchased	5,530,649
Payable for Fund shares redeemed	945,836
Accrued management fee	221,243
Accrued Trustees' fees	5,907
Other accrued expenses and payables	682,508
Total liabilities	104,571,480
Net assets, at value	$583,863,540
Net Assets Consist of
Net investment loss	(2,076,677)
Net unrealized appreciation (depreciation) on: Investments	193,249,639
Futures	1,282,507
Foreign currency	206
Accumulated net realized gain (loss)	(92,349,211)
Paid-in capital	483,757,076
Net assets, at value	$583,863,540

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($481,555,001 ÷ 32,283,841 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.92
Maximum offering price per share (100 ÷ 94.25 of $14.92)	$15.83
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,048,057 ÷ 175,932 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.64
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($15,923,639 ÷ 1,312,063 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.14
Class S Net Asset Value, offering and redemption price(a) per share ($78,651,367 ÷ 5,252,554 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.97
Institutional Class Net Asset Value, offering and redemption price(a) per share ($5,685,476 ÷ 362,091 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.70

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended April 30, 2013 (Unaudited)
Investment Income
Income: Dividends	$2,533,499
Income distributions — Central Cash Management Fund	17,608
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	226,493
Total income	2,777,600
Expenses: Management fee	1,381,351
Administration fee	298,702
Services to shareholders	622,609
Distribution and service fees	634,333
Custodian fee	10,408
Professional fees	53,340
Reports to shareholders	55,823
Registration fees	30,041
Trustees' fees and expenses	11,885
Other	16,648
Total expenses	3,115,140
Net investment income (loss)	(337,540)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	52,836,383
Futures	1,359,953
Foreign currency	(9,564)
54,186,772
Change in net unrealized appreciation (depreciation) on: Investments	(46,046,614)
Futures	1,282,507
Foreign currency	97
(44,764,010)
Net gain (loss)	9,422,762
Net increase (decrease) in net assets resulting from operations	$9,085,222

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations: Net investment income (loss)	$(337,540)	$(1,948,572)
Net realized gain (loss)	54,186,772	69,481,480
Change in net unrealized appreciation (depreciation)	(44,764,010)	(14,384,262)
Net increase (decrease) in net assets resulting from operations	9,085,222	53,148,646
Fund share transactions: Proceeds from shares sold	10,827,268	80,035,912
Payments for shares redeemed	(59,262,214)	(153,564,150)
Redemption fees	180	6,366
Net increase (decrease) in net assets from Fund share transactions	(48,434,766)	(73,521,872)
Increase (decrease) in net assets	(39,349,544)	(20,373,226)
Net assets at beginning of period	623,213,084	643,586,310
Net assets at end of period (including net investment loss of $2,076,677 and $1,739,137, respectively)	$583,863,540	$623,213,084

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended October 31,
Class A	Six Months Ended 4/30/13 (Unaudited)		2012	2011		2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$14.69		$13.48	$12.81		$10.27		$8.12	$14.61
Income (loss) from investment operations: Net investment income (loss)a	(.01)		(.04)	(.06)		(.05)		(.01)	(.04)
Net realized and unrealized gain (loss)	.24		1.25	.72		2.52		2.16	(6.45)
Total from investment operations	.23		1.21	.66		2.47		2.15	(6.49)
Less distributions from: Net investment income	—		—	(.01)		—		—	—
Increase from regulatory settlements	—		—	.02	d	.07	d	—	—
Redemption fees	.00	***	.00 ***	.00	***	.00	***	.00 ***	.00	***
Net asset value, end of period	$14.92		$14.69	$13.48		$12.81		$10.27	$8.12
Total Return (%)b	1.57	**	8.98	5.28	d	24.73	d	26.48	(44.42	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	482		508	517		554		497	436
Ratio of expenses before expense reductions (%)	1.03	*	1.01	1.04		1.13		1.13	1.22
Ratio of expenses after expense reductions (%)	1.03	*	1.01	1.04		1.13		1.13	1.21
Ratio of net investment income (loss) (%)	(.10	)*	(.28)	(.40)		(.47)		(.09)	(.38)
Portfolio turnover rate (%)	13	**	22	17		18		61	76
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.062 per share for the year ended October 31, 2010, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.021 and $0.004 per share of non-affiliated regulatory settlements for the periods ended October 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.15% and 0.64% lower for the periods ended October 31, 2011 and 2010, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended October 31,
Class B	Six Months Ended 4/30/13 (Unaudited)		2012	2011		2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$11.53		$10.70	$10.26		$8.33		$6.67	$12.11
Income (loss) from investment operations: Net investment income (loss)a	(.07)		(.16)	(.14)		(.14)		(.09)	(.10)
Net realized and unrealized gain (loss)	.18		.99	.56		2.02		1.75	(5.34)
Total from investment operations	.11		.83	.42		1.88		1.66	(5.44)
Increase from regulatory settlements	—		—	.02	d	.05	d	—	—
Redemption fees	.00	***	.00 ***	.00	***	.00	***	.00 ***	.00	***
Net asset value, end of period	$11.64		$11.53	$10.70		$10.26		$8.33	$6.67
Total Return (%)b	.95	**	7.76	4.29	d	23.17	d	24.89	(44.92	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		3	4		6		10	14
Ratio of expenses before expense reductions (%)	2.23	*	2.11	2.08		2.32		2.42	2.08
Ratio of expenses after expense reductions (%)	2.23	*	2.11	2.08		2.32		2.42	2.06
Ratio of net investment income (loss) (%)	(1.27	)*	(1.38)	(1.44)		(1.66)		(1.36)	(1.23)
Portfolio turnover rate (%)	13	**	22	17		18		61	76
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.044 per share for the year ended October 31, 2010, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.017 and $0.003 per share of non-affiliated regulatory settlements for the periods ended October 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.15% and 0.64% lower for the periods ended October 31, 2011 and 2010, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended October 31,
Class C	Six Months Ended 4/30/13 (Unaudited)		2012	2011		2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$12.01		$11.11	$10.65		$8.62		$6.87	$12.48
Income (loss) from investment operations: Net investment income (loss)a	(.06)		(.14)	(.13)		(.12)		(.07)	(.11)
Net realized and unrealized gain (loss)	.19		1.04	.57		2.10		1.82	(5.50)
Total from investment operations	.13		.90	.44		1.98		1.75	(5.61)
Increase from regulatory settlements	—		—	.02	d	.05	d	—	—
Redemption fees	.00	***	.00 ***	.00	***	.00	***	.00 ***	.00	***
Net asset value, end of period	$12.14		$12.01	$11.11		$10.65		$8.62	$6.87
Total Return (%)b	1.08	**	8.10	4.32	d	23.55	d	25.47	(44.87	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16		18	19		21		20	19
Ratio of expenses before expense reductions (%)	1.93	*	1.90	1.94		2.04		2.08	2.07
Ratio of expenses after expense reductions (%)	1.93	*	1.90	1.94		2.04		2.08	2.07
Ratio of net investment income (loss) (%)	(1.00	)*	(1.18)	(1.30)		(1.38)		(1.04)	(1.24)
Portfolio turnover rate (%)	13	**	22	17		18		61	76
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.051 per share for the year ended October 31, 2010, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.017 and $0.003 per share of non-affiliated regulatory settlements for the periods ended October 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.15% and 0.64% lower for the periods ended October 31, 2011 and 2010, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended October 31,
Class S	Six Months Ended 4/30/13 (Unaudited)		2012	2011		2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$14.74		$13.51	$12.84		$10.28		$8.13	$14.62
Income (loss) from investment operations: Net investment income (loss)a	(.00	)***	(.03)	(.04)		(.05)		(.01)	(.04)
Net realized and unrealized gain (loss)	.23		1.26	.70		2.54		2.16	(6.45)
Total from investment operations	.23		1.23	.66		2.49		2.15	(6.49)
Less distributions from: Net investment income	.00		—	(.01)		—		—	—
Increase from regulatory settlements	—		—	.02	c	.07	c	—	—
Redemption fees	.00	***	.00 ***	.00	***	.00	***	.00 ***	.00	***
Net asset value, end of period	$14.97		$14.74	$13.51		$12.84		$10.28	$8.13
Total Return (%)	1.56	**	9.10	5.32	c	24.90	c	26.45	(44.39	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	79		84	85		87		74	62
Ratio of expenses before expense reductions (%)	.94	*	.92	.95		1.06		1.11	1.19
Ratio of expenses after expense reductions (%)	.94	*	.92	.95		1.06		1.11	1.18
Ratio of net investment income (loss) (%)	(.01	)*	(.19)	(.31)		(.39)		(.08)	(.35)
Portfolio turnover rate (%)	13	**	22	17		18		61	76
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor, which amounted to $0.062 per share for the year ended October 31, 2010, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.021 and $0.004 per share of non-affiliated regulatory settlements for the periods ended October 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.15% and 0.64% lower for the periods ended October 31, 2011 and 2010, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended October 31,
Institutional Class	Six Months Ended 4/30/13 (Unaudited)		2012		2011		2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$15.44		$14.12		$13.43		$10.72		$8.43		$15.12
Income (loss) from investment operations: Net investment income (loss)a	.02		.01		(.01)		(.01)		.03		.00	***
Net realized and unrealized gain (loss)	.24		1.31		.75		2.65		2.26		(6.69)
Total from investment operations	.26		1.32		.74		2.64		2.29		(6.69)
Less distributions from: Net investment income	—		—		(.07)		—		—		—
Increase from regulatory settlements	—		—		.02	c	.07	c	—		—
Redemption fees	.00	***	.00	***	.00	***	.00	***	.00	***	.00	***
Net asset value, end of period	$15.70		$15.44		$14.12		$13.43		$10.72		$8.43
Total Return (%)	1.68	**	9.35		5.66	c	25.28	c	27.16		(44.18	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		11		19		20		18		7
Ratio of expenses before expense reductions (%)	.70	*	.67		.67		.67		.65		.81
Ratio of expenses after expense reductions (%)	.70	*	.67		.67		.67		.65		.79
Ratio of net investment income (loss) (%)	.24	*	.08		(.03)		(.01)		.33		.04
Portfolio turnover rate (%)	13	**	22		17		18		61		76
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor, which amounted to $0.068 per share for the year ended October 31, 2010, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.022 and $0.004 per share of non-affiliated regulatory settlements for the periods ended October 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.15% and 0.64% lower for the periods ended October 31, 2011 and 2010, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Technology Fund (the "Fund") is a non-diversified series of DWS Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

The other investments represent investments in venture capital funds and are categorized as Level 3. The value of venture capital funds has been estimated primarily based upon the pro-rata ownership of the fair value of the venture capital funds as reported by the Management of the venture capital funds. Investments in venture capital funds can never be redeemed with the venture capital funds. Instead, the nature of the investments in this category is that distributions are received through the liquidation of the underlying assets of the venture capital funds.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $146,451,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016 ($14,318,000) and October 31, 2017 ($132,133,000), the respective expiration dates, whichever occurs first.

In addition, from January 1, 2012 through October 31, 2012, the Fund elects to defer qualified late year losses of approximately $1,739,000 of net ordinary losses and treat them as arising in the fiscal year ending October 31, 2013.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, certain securities sold at a loss and investments in limited partnerships. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2013, the Fund entered into futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs, while maintaining exposure to the stock market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2013, the investment in futures contracts had a total notional value generally indicative of a range from $0 to approximately $42,912,000.

The following table summarizes the value of the Fund's derivative instruments held as of April 30, 2013 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Equity Contracts (a)	$1,282,507

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$1,359,953

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$1,282,507

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the six months ended April 30, 2013, purchases and sales of investment securities (excluding short-term instruments) aggregated $74,451,272 and $154,146,823, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at 1/12 of the following annual rates:
First $250 million of the Fund's average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the six months ended April 30, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.46% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2013, the Administration Fee was $298,702, of which $47,795 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at April 30, 2013
Class A	$296,500	$153,526
Class B	6,453	3,354
Class C	19,782	10,419
Class S	102,851	52,073
Institutional Class	1,267	650
	$426,853	$220,022

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at April 30, 2013
Class B	$8,964	$1,276
Class C	62,907	9,800
	$71,871	$11,076

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at April 30, 2013	Annualized Effective Rate
Class A	$538,914	$214,141	.22%
Class B	2,883	919	.24%
Class C	20,665	6,688	.25%
	$562,462	$221,748

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2013 aggregated $9,074.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended April 30, 2013, the CDSC for Class B and C shares aggregated $3,471 and $350, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2013, DIDI received $1,173 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $9,955, of which $5,039 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor (0.00% net effective rate for the period ending April 30, 2013), the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

E. Investing in Technology Securities

The Fund concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, regulatory or technological changes, market saturation and rapid product obsolescence, will have a significant impact on the Fund's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2013.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended April 30, 2013		Year Ended October 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	435,772	$6,458,235	4,398,648	$66,569,226
Class B	1,329	15,610	1,946	22,248
Class C	70,616	848,888	183,251	2,253,494
Class S	191,889	2,875,543	640,924	9,589,343
Institutional Class	40,567	628,992	103,605	1,601,601
		$10,827,268		$80,035,912
Shares redeemed
Class A	(2,705,036)	$(39,956,932)	(8,216,914)	$(118,734,268)
Class B	(68,578)	(799,989)	(144,725)	(1,646,241)
Class C	(237,530)	(2,865,198)	(409,906)	(4,875,307)
Class S	(657,106)	(9,748,684)	(1,181,741)	(17,323,159)
Institutional Class	(378,123)	(5,891,411)	(738,683)	(10,985,175)
		$(59,262,214)		$(153,564,150)
Redemption fees		$180		$6,366
Net increase (decrease)
Class A	(2,269,264)	$(33,498,624)	(3,818,266)	$(52,161,306)
Class B	(67,249)	(784,379)	(142,779)	(1,623,993)
Class C	(166,914)	(2,016,203)	(226,655)	(2,621,765)
Class S	(465,217)	(6,873,141)	(540,817)	(7,731,234)
Institutional Class	(337,556)	(5,262,419)	(635,078)	(9,383,574)
		$(48,434,766)		$(73,521,872)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2012 to April 30, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/13	$1,015.70	$1,009.50	$1,010.80	$1,015.60	$1,016.80
Expenses Paid per $1,000*	$5.15	$11.11	$9.62	$4.70	$3.50
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/13	$1,019.69	$1,013.74	$1,015.22	$1,020.13	$1,021.32
Expenses Paid per $1,000*	$5.16	$11.13	$9.64	$4.71	$3.51

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Technology Fund	1.03%	2.23%	1.93%	.94%	.70%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KTCAX	KTCBX	KTCCX	KTCSX	KTCIX
CUSIP Number	23338A 102	23338A 201	23338A 300	23338A 409	23338A 508
Fund Number	001	201	301	2313	511

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2012

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DTF-3
(R-028321-2 6/13)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Technology Fund, a series of DWS Securities Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	June 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	June 26, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 26, 2013